Enabling Next-Generation Gene and Cell Therapies JP Morgan Healthcare Conference Investor Presentation January 2015 Exhibit 99.1

© 2015 Intrexon Corp.  All rights reserved. 2
Forward-Looking Statements
Special Note Regarding Forward-Looking Statements
Some of the matters discussed in this presentation may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on
Intrexon’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Intrexon or are within its control.
The following factors, among others, could cause actual results to vary from the forward-looking statements: These risks and uncertainties include, but are not limited to, (i) our ability to enter into new exclusive channel collaborations (ECCs) and joint ventures; (ii) developments concerning our existing
ECCs; (iii) competition from existing technologies and products or new technologies and products that may emerge; (iv) our ability, and the ability of our collaborators, to protect our intellectual property and other proprietary rights and technologies; (v) the ability of our collaborators to secure any necessary regulatory approvals to commercialize any products developed under the ECCs; (vi) the rate and degree of market acceptance of any products developed by a collaborator under an ECC; and (vii) our expectations relating to AquaBounty and Trans Ova Genetics. Intrexon does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Additional information about factors affecting Intrexon is available in Intrexon’s Annual Report on
Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the period ended September 30, 2014, and other filings with the SEC, which are available at www.sec.gov.
Use of Non-GAAP Financial Measures
This presentation presents Adjusted EBITDA and Pro Forma Adjusted EBITDA earnings per share, which are non-GAAP financial measures within the meaning of applicable rules and regulations of the Securities and Exchange Commission (“SEC”). For a reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-GAAP
Measures.” Such information is provided as additional information, not as an alternative to our consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of our current financial performance.
© 2015 Intrexon Corp.  All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon.

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center

Making Cancer History®

INTREXON®

ZIOPHARM Oncology, Inc.

INTREXON® | Health

© 2015 Intrexon Corp.  All rights reserved. 3
New Standard in Non-Viral Adoptive Cellular Therapies
Laurence J.N. Cooper, M.D., Ph.D., Professor of Pediatrics at MD Anderson
Gregory Frost, Ph.D., Senior Vice President, Head of Intrexon’s Health Sector
Jonathan Lewis, M.D., Ph.D., Chief Executive Officer of ZIOPHARM Oncology
Development of Non-Viral Adoptive Cellular Therapies for Cancer Treatment
ZIOPHARM presentation today at 3:30PM in California West Room;
Breakout Session in Olympic Room at 4:00PM

What would it take for a
disruptive new platform to
eclipse >$20B/year
in sales of anti-cancer
monoclonal antibodies?
immunologically tolerated
scalable
manufacturing
target specificity
efficacy
ADC’s
ADCC
bi-specific
modular framework
2013 Worldwide mAb anti-cancer sales: FiercePharma

Unprecedented Efficacy
Pre-Treatment
Diagnosis CLL
Estimated Tumor Burden >2 kg
Post-Treatment
No evidence of CLL
(by histology, FACS, cytogenetics FISH and
deep sequencing)
NEJM. (2011) 365(8): 725–733
© 2015 Intrexon Corp.  All rights reserved. 5

© 2015 Intrexon Corp. All rights reserved. 6 That Is Durable No Evidence of Disease > 24mos NEJM. (2014) 371: 1507-1517 © 2015 Intrexon Corp. All rights reserved. 6

CD19+ tumor
CD19
MHC-independent antigen engagement and induction of signalling
scFv
scFv
CD28
4-1BB (CD137)
CD3 zeta
T cell
Proliferation, cytokine production, CTL function

INTREXON® | Health

© 2015 Intrexon Corp. All rights reserved. 7 Adoptive Cell Therapy Has Shown Impressive Early Signs of Efficacy NEJM. (2014) 371: 1507-1517 © 2015 Intrexon Corp. All rights reserved. 7

Melanoma Target (MART1)

Colon Cancer Target (CEA antigen)

CAX-IX CAR

8 days
12 days
L
B
P
CD8
Before
7 days
10 days
17 days
d −10
d −7
d +10
d +17

INTREXON | Health

© 2015 Intrexon Corp. All rights reserved. 8 Yet ON Target Toxicity Is A MAJOR Issue For MANY Targets J Clin Oncol. (2006) 24:e20–2 © 2015 Intrexon Corp. All rights reserved. 8

a
Chemotherapy
[Anti-cancer agent]
Therapeutic window
MTD
MED
Time
Dose
b
Cell therapy, tumor/essential tissue targeted
Time
Dose
c
Cell therapy, tumor targeted
Time
Dose

INTREXON® | Health

If Adoptive Cellular Therapy Cannot Be Controlled…
Reassessing target antigens for adoptive T-cell therapy
…its application will be severely limited
Nature Biotechnology. (2013) 31:999-1008
© 2015 Intrexon Corp.  All rights reserved. 9

1) T Cell Collection
2) T Cell Transfection
3) T Cell Adoptive Transfer
4) Patient Monitoring
1. Binding
CD3
T Cells
2. Fusion
3. Integration
4. Transcription and protein expression
5. CAR cell membrane insertion
+/–Lymphodepleting conditioning
a) Disease response
–CT scans
–Bone marrow biopsies
–Peripheral blood flow cytometry
b) CAR-T Cell persistence
–Immunohistochemistry of bone marrow biopsy
–RT-PCR and flow cytometry of blood and bone marrow aspirate

INTREXON® | Health

And If CARs Cannot Be Manufactured In A Scalable Fashion…
…they will remain as local ‘therapies’ instead of global solutions
Blood. (2011) 118(18):4761-4762
© 2015 Intrexon Corp.  All rights reserved. 10

© 2015 Intrexon Corp.  All rights reserved. 11
Intrexon’s Vision of Synthetic Immunology
Nature 487: 64-69.
Molecular rewiring of immunologic circuitry in
cellular products through synthetic multigenic programs to
generate safe and highly-effective oncolytic effectors

© 2015 Intrexon Corp.  All rights reserved. 12
Intrexon Is Building The Solutions For CAR-T Cell Therapies
Intrexon has the integrated technology platforms to actualize the potential of
CAR-T Cell therapies. Utilization of our RheoSwitch
®
facilitates exquisite regulation
of multiple bioeffectors in CAR-T Cells enabling physicians to control systemic effects of cell therapies by delivering minimally invasive oral activator ligands.
UltraCART Value Drivers
RHEOSWITCH MULTIGENIC
ATTSITE
RECOMBINASES
FULLY HUMAN
CAR DISCOVERY
COMBI-CAR DEV.
PROGRAM
ALLOGENEIC T-
CELL PLATFORM
IMPLEMENTATION TOWARD MULTIPLE PRODUCTS ENABLING APPLICATIONS (IN DEVELOPMENT)
IMPROVED
SAFETY
IMPROVED
EFFICACY
IMPROVED
MANUFACTURING

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center

Making Cancer History®

ZIOPHARM Oncology, Inc.

INTREXON®

INTREXON® | Health

© 2015 Intrexon Corp. All rights reserved. 13 Intrexon – ZIOPHARM - MDACC Collaboration

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center
Making Cancer History
INTREXON
INTREXON
INTREXON | Health

© 2015 Intrexon Corp.  All rights reserved. 14
Registration Trials & Global Distribution
with Multiple Pharma Partners
•
Candidate Generation
•
Product Refinement
•
Clinical POC
•
Single Center
Translational Trials of
Novel Prototypes
Dual Approach to Identify Most Effective CAR-T Products
•
Point of Care Controlled
pDNA CAR-T/TCR Design
Universal Donor Cell
Substrate Development
•
Translational Medicine
•
Multicenter Trial Validation
ZIOPHARM
Oncology
ZIOPHARM
Oncology

© 2015 Intrexon Corp.  All rights reserved. 15
Technology Intrexon / ZIOPHARM / MD Anderson
RheoSwitch Therapeutic
System®
Most advanced family of ligands and switches available for
dynamic range, safety, and spatial/temporal control
Non-Viral
Integration Platform
First in-human testing of Sleeping Beauty system
in hematopoietic cells
UltraVector®
Industrialized assembly and screening of multigenic DNA
modules for synthetic biology
Adoptive Cell Therapy
Expertise in development and implementation of novel
immunotherapy trials
Laser-enabled Analysis and
Processing (LEAP®)
Computerized image-based selection and laser processing for
cell identification and purification
AttSite® Recombinases
Stable, targeted gene integration and expression with
proprietary serine recombinases
Key Technology Synergies
Established clinical pipeline for adoptive cellular therapies in 2015 and beyond

Co-Activation Partner (CAP)
VP16
RXR
Ligand-inducible Transcription Factor (LTF)
EcR
GAL4
RXR
VP16
GAL4
EcR
RheoSwitch® Components
Inducible Promoter
Target Gene
Activator Ligand
Basal Transcription Proteins

INTREXON® | Health

© 2015 Intrexon Corp.  All rights reserved. 16
Controlling Gene Expression with RheoSwitch® (RTS®) Platform
• RTS® platform provides transcriptional control of a broad, diverse range of therapeutic genes enabling application across many indications
• RTS® modulates protein expression and allows for repeated inducibility
• Clinically validated with excellent safety profile
•
Highly controllable dose-dependent gene expression demonstrated both ex vivo and in vivo
• RheoPlex
®
switches provide independent control over multiple genes within a single cell
RTS® Activator Ligand
Administered Orally

© 2015 Intrexon Corp.  All rights reserved. 17
RTS® Conditional Delivery Of Distinct Immune Effectors
RTS
®
has shown conditional delivery
of immune effectors in a single vector
IFN
IL-12
p70
CTLA-
4 DCY
IFN IL-12 CTLA-4 DCY
pg/mL
Uninduced
Induced
Uninduced
Induced
Uninduced
Induced
0 100 200 300
0 2000 4000 6000
0 2000 4000 6000

Normalized RLU
0 nM
0.8 nM
4 nM
20 nM
100 nM
500 nM
0 nM
0.8 nM
4 nM
20 nM
100 nM
500 nM

Normalized RLU
0 nM
0.8 nM
4 nM
20 nM
100 nM
500 nM
0 nM
0.8 nM
4 nM
20 nM
100 nM
500 nM

INTREXON® | Health

© 2015 Intrexon Corp.  All rights reserved. 18
Tissue Specific Cells
25000
20000
15000
10000
5000
0
Ubiquitous
Promoters
Tissue Specific
Promoters
Non-Tissue Specific Cells
Ubiquitous
Promoters
Tissue Specific
Promoters
16000
12000
8000
4000
0
No Expression
RTS® Spatial and Temporal Expression
RTS
®
system can be tailored for
cell type and state specific spatial regulation

© 2015 Intrexon Corp.  All rights reserved. 19
Features of the AttSite® Recombinase System
• Library of AttSite® characterized serine
recombinases
• Unidirectional stable integration
technology (unlike cre/lox)
• Targeted gene delivery to pre-
positioned AttSites in the genome
• Allows long-term and stable gene
expression from AttSites
•
Specific targeting to a finite number of
pseudosites (imperfect recognition
sites) in the genome
AttSite®
Recombinase
Technology
Precision
Control
Safety

TIR
TIR
Gene of interest
Transposase
GOI
GOI

INTREXON® | Health

© 2015 Intrexon Corp.  All rights reserved. 20
Pseudo AttSite® Recombinase
Mediated Stable Integration
AttSite® recombinases facilitate integration of
intact transgenes at low copy number into a finite
number of pseudo AttSites® in the genome. One
hundred percent transgene integrity and 1-6
integrations per cell have been achieved.
DNA sequence can be cloned between terminal
inverted repeats (TIR) of the transposon and then
mobilized into TTAA chromosomal sites by the
transposase.  System can generate insertions in
the range of 1-50 copies per cell depending on
dosage of the transfected plasmids.
Transposon Mediated Stable
Integration
Non-Viral Integration Platform for Large Payloads
Nature Protocols. (2011) 6:1521-1535
Transposon
binds to vector
Excision and
integration
Chromosome
attP
attR
+ recombinase
Irreversible
integration
attL
Chromosome
attB
Plasmid

Intrexon’s Multi-Horizon Strategy of Synthetic Immunology
Build
Test Learn
Design
Build
Test Learn
Design
Build
Test Learn
Design
Autologous
Allograft
Immortalized
Universal Donor
CAR/TCR-T
CAR/TCR-T
GM-DC
GM-DC
UltraCART
UltraCART
GM-ERC/NK
GM-ERC/NK
© 2015 Intrexon Corp.  All rights reserved. 21

© 2015 Intrexon Corp.  All rights reserved. 22
Intrexon Empowering Broad Gene and Cell Therapy Applications
GM Cell Delivery
RTS® Based Expression Control
Cell Therapy
Applications
Utilizing
Intrexon
Technology
Rare Disease:
Friedreich’s
Ataxia
Oncology:
Autologous
Approach
Oncology:
Allogeneic
Platforms
Ocular Disease:
Age-related
Macular
Degeneration
Cartilage Repair:
Allogeneic
Chondrocyte
Cells
Rare Skin
Disorders:
RDEB
Human
Infertility:
In Vitro Egg
Maturation

© 2015 Intrexon Corp.  All rights reserved. 23
Activator Ligand
Delivery via Pill or
Eye Drops
Gene of Interest
Activator Ligand
Protein of Interest
RTS
®
Platform For Controlled
Ocular Expression
Gene-based Therapies for Ocular Diseases Utilizing RTS®
• Current approaches to chronic ocular
diseases require intraocular delivery
with repeated injections for
sustained therapeutic distribution
• JV with Sun Pharma developing gene
therapies for treatment of ocular
diseases causing partial or total
blindness
• Use of RTS
®
platform with activator
ligand will enable patients to receive
a targeted biologic therapy without
having to endure frequent injections
• Initial target is age-related macular
degeneration
GOI
GOI
GOI
GOI

© 2015 Intrexon Corp.  All rights reserved. 24
Cell-based Treatments for Rare Skin Diseases
• Collaboration with Fibrocell Science to
develop genetically-modified human
dermal fibroblasts expressing collagen
VII for treatment of Recessive
Dystrophic Epidermolysis Bullosa (RDEB)
• RDEB has no approved treatment and is
often lethal before the age of 30
• Plan to file an IND application with the
U.S. FDA in 1H of 2015 for drug
candidate, GM-HDF-COL7
• Also pursuing Linear scleroderma, a
skin-hardening disease affecting
movement and development

25 © 2015 Intrexon Corp. All rights reserved. 25 Intrexon in 2015

© 2015 Intrexon Corp. All rights reserved. 26 Continued Expansion Into New Fields Intrexon Fields of Collaboration 0 2 4 6 8 10 12 14 16 18 2011 2012 2013 2014 Energy Environment Consumer Food Health

© 2015 Intrexon Corp.  All rights reserved. 27
Cell
Engineering
Molecular
Engineering
Organ & Organism
Engineering
Synthetic Biology
Integrating through Collaboration into Industrial Leadership
Energy Consumer Health
Environment
Food
Gene & Cell
Therapies
Animal
Cloning
Bovine
Embryos
Research
Animal Models
GM Food
Animals

© 2015 Intrexon Corp.  All rights reserved. 28
Increasing Capital Efficiency to Unburden Product Economics
$0
$5
$10
$15
$20
$25
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
Revenues (in millions)
0%
20%
40%
60%
80%
FY 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
Cost Recovery as % of Cash OpEx
FY2013 & Past 4 Quarters
Lead the Second
Generation of Biotech
Increase Portfolio
of Backend Economics
Increase Deal
Money
Increase Cost
Recovery
0%
50%
100%
150%
FY2012 FY2013 FY 2014 (9 mos)
Cost Recovery & Deal Money as %
of Cash OpEx
FY2012, FY2013, FY2014 (9 months)

© 2015 Intrexon Corp. All rights reserved. 29 THANK YOU!

© 2015 Intrexon Corp.  All rights reserved. 30
Appendix A
Intrexon Corporation and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)
Adjusted EBITDA.
reconciliation of Adjusted EBITDA to Intrexon's net income or loss attributable to Intrexon under GAAP appears below.  Adjusted EBITDA is a non-GAAP financial measure that Intrexon calculates as net income or loss attributable to Intrexon adjusted for income tax expense or benefit, interest expense, depreciation and amortization, stock-based compensation, contribution of services by shareholder, unrealized appreciation or depreciation in the fair value of equity securities, gain on previously held equity investment, equity in net loss of affiliate and the change in deferred revenue related to upfront and milestone payments. Adjusted EBITDA is a key metric for Intrexon's management and Board of Directors for evaluating the Company's financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.  Management and the Board of Directors believe that adjusted EBITDA is useful to understand the long-
term performance of Intrexon's core business and facilitates comparisons of the Company's operating results over multiple reporting periods.  Intrexon is providing this information to investors and others to assist them in understanding and evaluating the Company's operating results in the same manner as its management and board of directors. While Intrexon believes that this non-GAAP financial measure is useful in evaluating its business, and may be of use to investors, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as non-GAAP financial measures presented by other companies. Adjusted
EBITDA is not a measure of financial performance under GAAP, and is not intended to represent cash flows from operations under GAAP and should not be used as an alternative to net income or loss as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity.  Intrexon compensates for the limitations of Adjusted
EBITDA by using it only to supplement the Company's GAAP results to provide a more complete understanding of the factors and trends affecting the Company's business.  Adjusted EBITDA has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of Intrexon's results as reported under GAAP.
In addition to the reasons stated above, which are generally applicable to each of the items Intrexon excludes from its non-GAAP financial measure, Intrexon believes it is appropriate to exclude certain items for the following reasons: Interest expense may be subject to changes in interest rates which are beyond Intrexon's control; Depreciation of Intrexon's property and equipment and amortization of acquired identifiable intangibles can be affected by the timing and magnitude of business combinations and capital asset purchases; Stock-based compensation expense is a noncash expense and may vary significantly based on the timing, size and nature of awards granted and also because the value is determined using formulas which incorporate variables, such as market volatility; Contribution of services by shareholder is a noncash expense which Intrexon excludes in evaluating its financial and operating performance; Unrealized appreciation or depreciation in the fair value of securities which
Intrexon holds in its collaborators may be significantly impacted by market volatility and other factors which are outside of the Company's control in the short term and Intrexon intends to hold these securities over the long term; Equity in net loss of affiliate reflects Intrexon's proportionate share of the income or loss of entities over which the Company has significant influence, but not control, and accounts for using the equity method of accounting.  Gain on previously held equity investment occurred as a result of a step acquisition of AquaBounty Technologies, Inc. which was completed in the first quarter of 2013 which resulted in a controlling interest by Intrexon and the consolidation of the investment.  Intrexon believes excluding the impact of such losses or gains on these types of strategic investments from its operating results is important to facilitate comparisons between periods; and GAAP requires Intrexon to account for its collaborations as multiple-element arrangements.  As a result, the Company defers certain collaboration revenues because certain of its performance obligations cannot be separated and must be accounted for as one unit of accounting. The collaboration revenues that Intrexon so defers arise from upfront and milestone payments received from the Company's collaborators, which Intrexon recognizes over the future performance period even though the
Company's right to such consideration is neither contingent on the results of Intrexon's future performance nor refundable in the event of nonperformance.  In order to evaluate Intrexon's operating performance, its management adjusts for the impact of the change in deferred revenue for these upfront and milestone payments in order to include them as a part of adjusted EBITDA when the transaction is initially recorded.  The adjustment for the change in deferred revenue removes the noncash revenue recognized during the period and includes the cash and stock received from collaborators for upfront and milestone payments during the period. Intrexon believes that adjusting for the impact of the change in deferred revenue in this manner is important since it permits the
Company to make quarterly and annual comparisons of the Company's ability to consummate new collaborations or to achieve significant milestones with existing collaborators.  Further, Intrexon believes it is useful when evaluating its financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.
Pro forma adjusted EBITDA per share.  Intrexon's calculations for pro forma adjusted EBITDA per share, basic and diluted, assumes, as of the end of the respective period, the conversion of all outstanding shares of Intrexon's redeemable convertible preferred stock plus all cumulative dividends payable thereon into shares of common stock as if such conversion had occurred as of the later of (i) the beginning of the period or (ii) the issuance date of those shares.  Because all of Intrexon's shares of redeemable convertible preferred stock and all accrued and cumulative dividends thereon automatically converted into common shares upon the closing of the Company's initial public offering on August 13, 2013, Intrexon believes that the inclusion of such shares on an as-converted basis results in a useful metric for its investors, analysts and others when evaluating Intrexon's results on a comparable basis with other periods.  While Intrexon's management and board of directors believe that this non-GAAP per share metric is useful in evaluating the Company's past adjusted EBITDA results, and may be of use to investors, analysts and others, this information should be considered supplemental in nature and is not meant as a substitute for the per share information prepared in accordance with GAAP.  In addition, this non-GAAP per share metric may not be the same as non-GAAP per share metrics presented by other companies. Pro forma adjusted EBITDA per share is not a measure of financial performance under GAAP, and is not intended to represent cash flows per share from operations under GAAP and should not be used as an alternative to net income or loss per share as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity. Intrexon compensates for the limitations of pro forma adjusted EBITDA per share by using it only to supplement the Company's GAAP results to provide a more complete understanding of the factors and trends affecting the Company's business. Pro forma adjusted EBITDA per share has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of Intrexon's results as reported under GAAP.                Continued on next slide…
To supplement Intrexon's financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), Intrexon presents Adjusted EBITDA.  A

© 2015 Intrexon Corp.  All rights reserved. 31
Appendix A continued
(1) Pro forma adjusted EBITDA per share,
basic and diluted have been calculated for
the three and nine month periods ended
September 30, 2013 after giving effect to
(i) the conversion of 112,906,464 shares
of Intrexon's preferred stock outstanding
on January 1, 2013 into 64,517,977 shares
of common stock upon the completion of
its initial public offering; (ii) the issuance
of 19,047,619 shares of Series F preferred
stock issued between January 1, 2013 and
April 30, 2013 and the conversion of those
shares into 10,884,353 shares of Intrexon's
common stock upon the completion of its
initial public offering; and (iii) upon the
completion of Intrexon's initial public
offering the conversion of aggregate
cumulative dividends on the Company's
preferred stock of $68.8 million into
4,302,800 shares of its common stock at
the initial public offering price of $16.00
per share.
The following table presents a reconciliation of net income (loss) attributable to Intrexon to EBITDA and also to adjusted
EBITDA for each of the periods indicated:
Three months ended
Nine months ended
September 30, September 30,
2014 2013 2014 2013
(In thousands, except share and per share data)
Pro forma adjusted EBITDA per share:
Numerator:
Adjusted EBITDA  $ 1,594 $ (5,034) $ 8,754 $ (16,576)
Denominator (1):
Pro forma weighted average common shares
used in computing pro forma adjusted EBITDA
per share, basic  99,888,203 91,558,838 98,711,564 83,738,327
Pro forma weighted average common shares
used in computing pro forma adjusted EBITDA
per share, diluted  101,487,136 91,558,838 100,497,766 83,738,327
Pro forma adjusted EBITDA per share, basic  $ 0.02 $ (0.05) $ 0.09 $ (0.20)
Pro forma adjusted EBITDA per share, diluted  $ 0.02 $ (0.05) $ 0.09 $ (0.20)
The following table presents the calculation of pro forma adjusted EBITDA per share, basic and diluted, for each of the periods indicated:
Three months ended
Nine months ended
September 30, September 30,
2014 2013 2014 2013
(In thousands)
Net income (loss) attributable to Intrexon $ (52,725) $ 15,498 $ (100,653) $ (26,776)
Interest expense 210 6 258 30
Income tax expense
— —
23
—
Depreciation and amortization 2,970 1,748 6,681 5,421
EBITDA $ (49,545) $ 17,252 $ (93,691) $ (21,325)
Stock-based compensation expense 4,213 633 14,770 1,828
Contribution of services by shareholder 508 388 1,485 1,163
Unrealized (appreciation) depreciation in fair
value of equity securities 37,089 (27,339) 48,944 (5,704)
Gain on previously held equity investment
— — —
(7,415)
Equity in net loss of affiliates
1,619
—
3,510 390
Impact of change in deferred revenue related
to upfront and milestone payments 7,710 4,032 33,736 14,487
Adjusted EBITDA $ 1,594 $ (5,034) $ 8,754 $ (16,576)